Property, plant and equipment, net (Tables)	12 Months Ended
Sep. 30, 2021
Property, plant and equipment, net.
Schedule of property, plant and equipment, stated at cost less accumulated depreciation

	As of	As of
	September 30,	September 30,
	2021	2020
Plant, machinery and equipment	$70,113	$12,351
Transportation equipment	54,362	51,450
Office equipment	21,474	16,711
Sub-total	145,949	80,512
Accumulated depreciation	(66,467)	(41,643)
Total	$79,482	$38,869